UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 31, 2019

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

4768 Park Granada, Suite 200

Calabasas, CA 91302

(Address of principal executive offices)

(818) 864-8404

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

Stock Purchase Agreement

Effective December 31, 2019, Innovative Payment Solutions, Inc., a Delaware corporation (the “Company”) sold 100% of the outstanding common stock, par value $.001, of QPAGOS Corporation, a Delaware corporation (“QPAGOS Corp.”), to Vivi Holdings, Inc., a Delaware corporation (“Vivi”), together with 99.9% of two (2) Mexican entities: QPagos S.A.P.I. de C.V. and Redpag Electrónicos S.A.P.I. de C.V. (herein, the “Sale”). The Sale was conducted pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) between the Company and Vivi, dated August 5, 2019. The Purchase Agreement contains customary representations, warranties and covenants made by Company and Vivi.

As consideration for the Acquisition, and in accordance with the Purchase Agreement, Vivi issued an aggregate of 2,250,000 fully-paid and non-assessable shares of its common stock, par value $.001 (the “Shares”) as follows: 2,047,500 Shares to the Company; 56,250 Shares to the Company’s designee, Mr. Andrey Novikov; 33,750 Shares to the Company’s designee, the Joseph W. & Patricia G. Abrams Family Trust; and 112,500 Shares to the Company’s designee, Mr. Gaston Pereira. In addition, in connection with the closing of the Sale, the Company received an unsecured non-interest bearing promissory note from Qpagos Corp. (the “Note”) relating to refunds of certain Value Added Tax amounts anticipated to be received for tax years 2015 through 2019 (each, a “VAT Refund”) from the Mexican Tax Administration, or the applicable Mexican governmental authority. QPAGOS Corp. has agreed to diligently file the VAT Refund for tax years 2015 through 2019 and to pay the Company forty-six percent (46%) of each VAT Refund received by it, up to $130,000.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such Purchase Agreement which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2019 and incorporated herein by reference. The foregoing description of the terms of the Note is qualified in its entirety by reference to the provisions of such Note, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Sold.

(b)	Pro Forma Financial Information is filed in this Current Report on Form 8-K as Exhibit 99.1

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

10.1	Stock Purchase Agreement, dated as of August 5, 2019, by and among Innovative Payments Solutions, Inc. and ViVi Holdings, Inc. (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 8, 2019 (File No. 000-55648)).

10.2	Promissory Note, dated as of December 31, 2019, issued by QPAGOS Corporation, to Innovative Payments Solutions, Inc.

99.1	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Date: January 7, 2020	By:	/s/ William Corbett
		Name:	William Corbett
		Title:	Chief Executive Officer

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